Exhibit 10.20

CORGENIX

SENIOR MANAGEMENT BONUS PLAN

Calendar Year 2014

This document establishes the Corgenix Senior Management Bonus Plan (“SMBP”) for the calendar year ending December 31, 2014 as approved by the Board of Directors (“Board”) and the Compensation Committee (the “Committee”), and is intended as an administrative reference document for executive management and the Board for the year.

The effective date of the SMBP (the “Effective Date”) is May 13, 2014

The SMBP is a performance-based incentive plan designed for the year ending December 31, 2014.

The intent of the SMBP is to provide added incentive for sustaining high levels of performance by the Corgenix Executive Management Team in achieving organizational goals of the Company. In addition, the SMBP is meant to balance the focus of short-term success of the organization with the accomplishment of longer-term objectives.

The SMBP provides a cash-based vehicle for eligible participants.

1.                        Eligibility

Positions eligible for participation in the SMBP are the executives of Corgenix as identified by the Compensation Committee (the “Eligible Employees”). The initial participants are:

employee	title
Doug Simpson	President and CEO
Bill Critchfield	Senior Vice President - Finance and Operations, and CFO
Ann Steinbarger	Senior Vice President, Sales and Marketing
Joe Elliott	Senior Director, Operations
Kelly Pitts	Director of Research and Development

Any additional participant (an “Additional Participant”) who after the Effective Date is recommended by the Compensation Committee and approved by the Board to participate in the SMBP in the case where an employee is promoted, transferred or hired into a position that is considered eligible for the SMBP, will be allowed to participate in the SMBP only to the degree recommended by the Committee and approved by the Board, including but not limited to, modification of the individual potential payout (the “Payout Amount”).

Each Eligible Employee will be provided with a copy of the SMBP for review.  After reviewing the SMBP, each Eligible Employee will be asked to acknowledge by signature that they have reviewed and understand the SMBP.

2.         Performance Period

The SMBP operates on an annual performance period which aligns with the calendar year of January 1, 2014 — December 31, 2014, (the “Performance Period”).  On the Effective Date, the Board has established the performance measures for the SMBP Performance Period (the “Performance Measures”) which may not be altered or modified.

3.                          Total Potential Bonus Pool

The total potential payout in the SMBP (the “Total Potential Bonus Pool”) is one hundred twenty-five thousand dollars ($125,000).

4.                          Performance Measures

The Board has selected three (3) goal-based Performance Measures comprising nine (9) payout metrics (“Payout Metrics”) for the SMBP, as follows:

	Payout Metric	Payout Amount
1) Expand and Strengthen HDL Alliance to Reach Maximum Business Potential	a) Generate minimum AtherOx sales of $950,000	$25,000
	b) Generate minimum TxBCardio sales of $300,000	$25,000
	c) Complete feasibility and optimization of new assay; complete tech transfer to HDL for LDT validation.	$12,500
	d) Secure HDL agreement to fund development of new platform version for Contract Development.	$6,250

2) Establish Meaningful and Sustainable Business in China	a) Generate minimum $450,000 AspirinWorks sales; initiate clinicals in China for TxBCardio	$12,500
	b) Generate minimum $100,000 sales to Kindstar for AtherOx and/or Hepcidin	$12,500

3) Expand Contract Services Base	a) Secure a written agreement for one additional Lilly project	$6,250
	b) Close a minimum of one additional R&D partner relationship	$6,250
	c) Generate a minimum of $25,000 in new contract manufacturing revenue	$18,750

In the case(s) where any Performance Metric(s) are achieved, the Payout Amount for the Performance Metric(s) are then added to the accrued bonus (the “Accrued Bonus”) to be paid to the Eligible Employees at the end of the Performance Period according to the allocation listed in Section 5 (the “Bonus Allocation”).

5.                                      Bonus Allocation

The Bonus Allocation schedule is as follows:

	Eligible Employee	Bonus Allocation
Doug Simpson	President and CEO	25.0%
Bill Critchfield	Senior Vice President - Finance and Operations, and CFO	20.0%
Ann Steinbarger	Senior Vice President, Sales and Marketing	25.0%
Joe Elliott	Senior Director, Operations	15.0%
Kelly Pitts	Director of Research and Development	15.0%

6.                          Payment of Awards

Subject to change in control of Corgenix as specified in Section 7, at the end of the Performance Period, the President and CEO will submit actual results of the Performance Metrics to the Compensation Committee and the Board for review and approval. Payment to each Eligible Employee or the Eligible Employee’s beneficiary via cash will be made within thirty (30) days following the end of the Performance Period.

Termination of a participant’s employment with Corgenix prior to the end of the Performance Period will result in a forfeiture of any and all payouts.  Payments to participants will be treated as ordinary income for purposes of Federal Income Tax calculations.

7.                          Change in Control of Corgenix

If prior to the end of the Performance Period a change in control of Corgenix occurs, the Performance Metrics 1(a), 1(b), 2(a) and 2(b) will be reduced on a prorated based on the date in which a change in control occurs (the “Change in Control Date”). The Payout Amounts for all Performance Metrics will not be changed. Payments to each Eligible Employee or the Eligible Employee’s beneficiary via cash will be made on the Change in Control Date.

8.                          Approval

Douglass T. Simpson
President and CEO
May 13, 2014

Approved by the Compensation Committee: May 13, 2014

Approved by the Board: May 13, 2014

Acknowledged: Doug Simpson

Acknowledged: Bill Critchfield

Acknowledged: Ann Steinbarger

Acknowledged: Joe Elliott

Acknowledged: Kelly Pitts

SENIOR MANAGEMENT GOALS

FOR FISCAL YEAR ENDING JUNE 30, 2014 AND

CALENDAR YEAR ENDING DECEMBER 31, 2014

GOAL	STRATEGY	PROJECTS	METRICS TO MEASURE PROJECT SUCCESS
Expand and Strengthen HDL Alliance to Reach Maximum Business Potential 55% $68,750	Position proprietary AtherOx and Thromboxane biomarkers as key components of HDL cardiac testing protocols with continuous enhancement to accelerate business growth

1 Transition AtherOx to LDT; position as oxidized LDL assay in cardiac panel for 100% patient sample utilization

2 Convert AspirinWorks ELISA business to urinary TxBCardio post 510(k) clearance to overcome ELISA limitations, boosting patient testing utilization.

3 Establish HDL funded Contract R&D project for Serum Thromboxane ELISA; crossover into LDT system and convert urinary business enabling 100% of patient sample utilization within 2 years of validation.

4 Establish HDL funded Contract R&D project to convert AtherOx ELISA to automated platform

FY 2014

1 Complete tech transfer & validation of AtherOx technology at HDL. Generate $175,000 in product sales.

2 Obtain FDA 510(k) approval. Complete HDL validation and convert from ELISA. Generate minimum $15,000 sales.

3 Execute R&D contract and meet project milestones- of the contract statement of work

CY 2014

1 Generate minimum $950,000 sales....20%

2 Generate minimum $300,000 sales....20%

3 Complete feasibility and optimization of new assay; complete tech transfer to HDL for LDT validation........10%

4 Secure HDL agreement to fund development of new platform version for Contract Development. 5%

5/14/2014

GOAL	STRATEGY	PROJECTS	METRICS TO MEASURE PROJECT SUCCESS
Establish Meaningful and Sustainable Business in China 20% $25,000	Utilize proprietary biomarkers to enter the China diagnostics market

1 Finalize regulatory approvals for AspirinWorks in China and build ELISA business to exceed US market; initiate program to transition AspirinWorks ELISA to TxBCardio

2 Establish LDT based business alliance with

Kindstar for AtherOx and Hepcidin

FY 2014

1 Secure Beijing and Shanghai pricing approvals; generate minimum $150,000 sales; execute agreement with NingJiang regarding TxBCardio collaboration.

2 Finalize LDT supply contract with Kindstar for AtherOx and Hepcidin.

CY 2014

1 Generate minimum $450,000 sales; initiate clinicals in China for TxBCardio....l0%

2 Generate minimum $100,000 sales to Kindstar for AtherOx and/or Hepcidin......l0%

Expand Contract Services Base Ensuring Consistent Long-Term Sector Growth with Profitable Projects from Reputable Partners 25% $31,250	Build on reputation and credibility from existing account business to expand business base	1 Build on Hepcidin project success to secure additional projects with Lilly. 2 Secure new Contract R&D projects. 3. Secure new Contract Manufacturing projects.

FY 2014

1 Conduct full program review and present capabilities to expanded Lilly management team.

2. Identify 3 potential R&D partners with contract manufacturing potential and present written proposals to each.

3. Secure 1 new contract manufacturing customer by executing Supply Agreements.

CY 2014

1 Secure a written agreement for one additional Lilly

GOAL	STRATEGY	PROJECTS	METRICS TO MEASURE PROJECT SUCCESS
project......5% 2 Close minimum 1 additional R&D partner relationship........5% 3. Generate a minimum of $25,000 in new contract manufacturing revenue......l5%

	FY 2014 Budget	FY 2014 Goal	CY 2014 Goal
Revenue
Total	$11,223,564	$11,343,000	$12,400,000
TxBCardio	$13,500	$15,000	$300,000
AspirinWorks MP	$1,393,944	$1,360,000	$1,400,000
AtherOx	$0	$175,000	$950,000
Contract Manufacturing	$2,932,995	$3,000,000	$3,270,000
China AspirinWorks	$228,750	$150,000	$450,000
Net Income	$577,550	$667,000	$756,400

Cash pool of $125,000.......Five key people.....metrics using CY 2014 financials.

Metrics set as a percentage tied to each of the nine goals as defined above.

Developed into a Senior Management Bonus Plan